UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2023

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

751 Broad Street

Newark, NJ 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.950% Junior Subordinated Notes	PRH	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange
4.125% Junior Subordinated Notes	PFH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Prudential Financial, Inc. (the “Company”) was held on May 9, 2023. Shareholders voted as follows on the matters presented for a vote.

1. The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Gilbert F. Casellas	195,763,773	16,091,646	1,518,929	49,620,087
Robert M. Falzon	204,071,828	7,906,849	1,395,671	49,620,087
Martina Hund-Mejean	200,864,836	10,959,028	1,550,484	49,620,087
Wendy E. Jones	208,273,129	3,619,404	1,481,815	49,620,087
Charles F. Lowrey	196,377,755	15,314,314	1,682,279	49,620,087
Sandra Pianalto	207,906,215	4,036,216	1,431,917	49,620,087
Christine A. Poon	198,957,557	12,932,631	1,484,160	49,620,087
Douglas A. Scovanner	209,091,358	2,670,137	1,612,853	49,620,087
Michael A. Todman	205,287,320	6,545,014	1,542,014	49,620,087

2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm was approved based upon the following votes:

Votes for approval: 250,399,165

Votes against: 11,555,179

Abstentions: 1,040,091

There were no broker non-votes for this item.

3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

Votes for approval: 199,576,841

Votes against: 11,563,462

Abstentions: 2,234,045

Broker non-votes: 49,620,087

4. The shareholders voted, on an advisory basis, to hold future advisory votes to approve the compensation of the Company’s named executive officers as follows:

Every year: 204,329,435

Every two years: 1,807,413

Every three years: 5,400,514

Abstentions: 1,836,986

Broker non-votes: 49,620,087

The Board of Directors of the Company has adopted a policy providing for an annual advisory vote to approve the compensation of the Company’s named executive officers. In light of such policy and considering the strong support for an annual vote as reflected in the above voting results, the Company will hold future advisory votes to approve the compensation of the Company’s named executive officers annually.

5. The shareholder proposal regarding an independent board chairman was not approved based on the following votes:

Votes for approval: 73,860,904

Votes against: 137,444,003

Abstentions: 2,069,441

Broker non-votes: 49,620,987

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2023

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Margaret M. Foran
Name:	Margaret M. Foran
Title:	Chief Governance Officer, Senior Vice President and Corporate Secretary